EXHIBIT 99.1


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MORGAN STANLEY                                                   July 9, 2003
Securitized Products Group

                               [GRAPHIC OMITTED]
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     Delinquency and Loss Experience

     The following tables set forth information relating to the delinquency and loss experience of Huntington's managed indirect automobile and light-duty trucks portfolio for the periods indicated.



                                             Historical Delinquency Experience
                                               (Dollar amounts in thousands)
                                      ----------------------------------------------
                                                     As of March 31,
                                      ----------------------------------------------
                                              2003                     2002
                                      ---------------------    ---------------------
                                       Number      Dollars      Number      Dollars
                                      --------  -----------    ---------   ---------

Number of Loans/Principal Amount
Outstanding (1)..................     341,131    $4,240,161    310,500    $3,547,152

Delinquencies (2)
30-59 Days.......................       4,785       $46,271      4,723       $46,810
60-89 Days.......................       1,190        10,953      1,257        11,789
90+ Days.........................       1,225        13,759      1,133        12,599
Total............................       7,200       $70,983      7,113       $71,198

Delinquencies (3)                        1.40%         1.09%      1.52%        1.32%
30-59 Days.......................         .35           .26        .40          .33
60-89 Days.......................         .36           .32        .36          .36
90+ Days.........................        2.11%         1.67%      2.29%        2.01%
Total............................

Repossession as a % of average
number of contracts outstanding          2.37%                    2.40%


(Table Cont'd)
                                                                 As of December 31,
                                      ------------------------------------------------------------------------
                                              2002                     2001                      2000
                                      ---------------------    ---------------------     ---------------------
                                       Number      Dollars      Number      Dollars       Number      Dollars
                                      ---------  ----------    ----------  ---------     ---------  ----------

Number of Loans/Principal Amount
Outstanding (1)..................     329,735    $4,021,149    334,652    $3,867,420     333,506    $3,518,704

Delinquencies (2)
30-59 Days.......................       6,577       $63,344      8,595       $83,429       7,687       $69,772
60-89 Days.......................       1,880        17,109      2,728        26,070       2,520        22,703
90+ Days.........................       1,455        14,987      1,868        20,509       2,137        20,289
Total............................       9,912       $95,440     13,191      $130,009      12,344      $112,765

Delinquencies (3)
30-59 Days.......................        1.99%         1.58%      2.57%         2.16%       2.30%         1.98%
60-89 Days.......................         .57           .43        .82           .67         .76           .65
90+ Days.........................         .44           .37        .56           .53         .64           .58
Total............................        3.01%         2.37%      3.94%         3.36%       3.70%         3.20%

Repossession as a % of average
number of contracts outstanding          2.20%                    2.03%                     1.32%

----------------
(1)  Represents the aggregate principal balance of all contracts purchased and serviced by Huntington.
(2)  Represents the aggregate principal balance of all accounts which are 30 or more days past due, including accounts in repossession.
(3)  As a percent of the number of loans or principal amount outstanding, as applicable.







     This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Other underwriters or placement agents may be affiliated with the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY

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MORGAN STANLEY                                                   July 9, 2003
Securitized Products Group

                               [GRAPHIC OMITTED]
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

                                                                     Historical Loss Experience
                                                                    (Dollar amounts in thousands)
                                        -----------------------------------------------------------------------------------
                                          Three Months Ended March 31,                  Year Ended December 31,
                                        --------------------------------   ------------------------------------------------
                                             2003             2002              2002             2001              2000
                                        ------------     ---------------   --------------   -------------    --------------

Average Principal Amount
Outstanding(1)......................     $4,192,252       $3,652,949        $3,745,412       $3,700,780        $3,384,560

Average Number of Receivables
Outstanding.........................        338,810          318,583           318,525          334,315           330,489

Gross Charge-Offs (2)...............        $18,611          $22,585           $73,706          $75,589           $39,251

Recoveries (3)......................         $4,178           $5,383           $19,423          $16,780           $11,921

Net Losses..........................        $14,433          $17,202           $54,284          $58,809           $27,330

Net Losses as % of Average
Principal Amount Outstanding........           1.38%            1.88%             1.45%            1.59%             .81%

-------------
(1)  Averages are calculated based on the principal amount or number of receivables at the end of the calendar months divided by the number of months in the period.
(2)  Gross Charge-Offs are defined as the remaining principal balance of the charged-off contract plus outstanding fees less the net proceeds of the liquidation of the related vehicle.
(3)  Recoveries include post-liquidation amounts received on previously charged-off contracts, including deficiency payments, rebates on related extended service contracts and insurance policies.





                  Managed Indirect Automobile Loan Portfolio Performance by Vintage (Reported Basis)

                                                                        Loan Origination Period
                                                  ------------------------------------------------------------------
                                                    4Q '99 to 4Q '00       1Q '01 to 4Q '01       1Q '02 to 4Q '02
                                                  --------------------   ---------------------   -------------------

% of portfolio at December 31, 2001........                34%                    48%                   -- %
of portfolio at December 31, 2002..........                17%                    27%                    50%
Cumulative loss ratios after 2 quarters....               0.07%                  0.04%                  0.03%
Cumulative loss ratios after 4 quarters....               0.79%                  0.52%                  0.39%
Cumulative loss ratios after 6 quarters....               1.72%                  1.08%                   N/A





     This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. None of Morgan Stanley, any other underwriter or placement agent or the Depositor make any representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley, each other underwriter or placement agent and the Depositor disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley is an affiliate of the Depositor. Other underwriters or placement agents may be affiliated with the servicer. Morgan Stanley and others associated with it may perform or seek to perform investment banking services for the servicer. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

                                                                MORGAN STANLEY
                                                                             2